UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08062

Nicholas Equity Income Fund, Inc.

(Exact Name of Registrant as specified in charter)

411 East Wisconsin Avenue, Suite 2100, Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices)	(Zip Code)

Jennifer R. Kloehn, Senior Vice President and Treasurer
411 East Wisconsin Avenue, Suite 2100
Milwaukee, Wisconsin 53202

(Name and Address of Agent for Service)

Registrant's telephone number, including area code: 414-272-4650

Date of fiscal year end: 03/31/2024

Date of reporting period: 09/30/2023

Item 1. Report to Stockholders.

SEMIANNUAL REPORT
September 30, 2023

NICHOLAS EQUITY INCOME
FUND, INC.

WWW.NICHOLASFUNDS.COM

NICHOLAS EQUITY INCOME FUND, INC.

November 2023

Report to Fellow Shareholders:

     For the six-months ended September 30, 2023, Nicholas Equity Income Fund (“Fund”) returned -1.62% versus 5.18% for the Standard & Poor’s 500 Index (“S&P 500”). The primary investment objective of the Fund is to produce a reasonable income for the investor. To achieve this objective, the Fund seeks an income yield that exceeds the corporate dividend yield on the securities included in the S&P 500 Index. We are pleased to report as of September 30, 2023, the Fund had a 30-day SEC yield of 2.40%, which exceeds the S&P 500 indicated dividend yield of 1.68%.

     Returns for the Fund and selected indices are provided in the chart below for the periods ended September 30, 2023. The Fund seeks to own companies that possess a sustainable moat and the ability to earn attractive returns over their cost of capital while producing a steady stream of income. The Morningstar Large Value Category and the Lipper Equity Income Funds Objective are comprised of more income oriented funds and thus better reflect the objective of the Fund than the S&P 500 Index over longer periods of time.

				Average Annual Total Return
	6 Month	1	Year	3	Year	5	Year	10	Year	15	Year
Nicholas Equity
Income Fund, Inc.	-1.62%	11.36%		9.27%		7.30%		8.25%		10.13%
Standard & Poor’s 500 Index	5.18%	21.62%		10.15%		9.92%		11.91%		11.28%
Morningstar Large
Value Category	1.00%	14.87%		11.84%		6.45%		8.39%		8.77%
Lipper Equity Income
Funds Objective	0.51%	13.27%		9.98%		6.29%		8.20%		8.51%
Consumer Price Index	1.88%	3.69%		5.75%		4.04%		2.79%		2.29%
Ending value of $10,000
invested in Nicholas
Equity Income Fund, Inc.	$9,838	$11,136		$13,048		$14,225		$22,087		$42,500
Fund’s Expense Ratio: (from 07/29/23 Prospectus): 0.70%

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.nicholasfunds.com/returns.html.

The Fund’s returns are reduced by expenses, while the market indices are not. The ending values above illustrate the performance of a hypothetical $10,000 investment made in the Fund over the timeframes listed. Assumes reinvestment of dividends and capital gains. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. These figures do not imply any future performance.

     As of September 30, 2023, the Fund held 64 stocks and a cash equivalents position of approximately 7%. All stocks in the portfolio are expected to pay a dividend and many have regularly raised their dividend over time. The Fund’s top five holdings were Microsoft, Chubb, TJX Companies, Cisco Systems and JPMorgan Chase. These five holdings accounted for 11.51% of the Fund’s net assets. For the six-month period ended September 30, 2023, stocks that helped the Fund’s performance relative to the S&P 500 Index were Eaton, Broadcom, TJX Companies, ConocoPhillips, and JPMorgan Chase. On a relative basis, stocks that hindered performance were Target, W.P. Carey, Juniper Networks, NextEra Energy and Perrigo. Relative to the S&P 500, the Fund’s holdings within the industrials sector positively contributed to performance over the past six months, whereas holdings within technology and communications services detracted from relative performance. In terms of industry concentration, health care represented approximately 18% of the portfolio, financials 15%, information technology 13%, consumer staples 12%, industrials 8%, consumer discretionary 6%, materials 6%, real estate 4% utilities 4%, energy 4%, and communication services 1%.

     Through the end of September 2023, the S&P 500 increased 12.1% this year, though this figure drops to less than 1.8% when the “Magnificent Seven” – Apple Inc., Microsoft Corp., Amazon.com Inc., NVIDIA Corp., Alphabet Inc., Tesla Inc., and Meta Platforms Inc. – are excluded. Together, these companies make up roughly 28% of the S&P 500’s total weight. Despite a decline throughout 2022, they saw considerable recoveries in 2023, unaffected by the Federal Reserve’s rate hikes, and bolstered by investors’ attraction to stocks related to artificial intelligence.

     The Federal Reserve’s robust tightening policy is another dominant theme in the market, with 11 interest rate increases in just 18 months, taking the federal funds rate to a range of 5.25-5.5%, a level not seen since early 2001. This aggressive stance is a response to persistent, high inflation. Prior to March 2022, interest rates were nearly at zero, and we had not seen rate hikes of this magnitude since the 1980s. The Fed’s benchmark rate holds immense significance as it influences various aspects of consumer finances, from borrowing costs to savings interest rates. Currently, Treasury yields are at a 16-year high, raising concerns about the implications for business growth and overall economic stability. Market sentiment seems to be preparing for prolonged high interest rates, with October 2023 marking the third consecutive month of losses for US stocks, a trend not seen since the COVID-19 pandemic began in March 2020.

     Market experts, such as The Conference Board, which follows macro trends across the economy and industries, are forecasting nearly a 50% chance of a recession in the next year. Their outlook for an economic slowdown is based on a series of factors that appear to be rotating from serving as an economic tailwind to headwinds to growth. The factors identified that influence economic change include the stubbornly high rate of inflation, rising interest rates, diminishing consumer bank reserves, rising credit balances, and the impact from diminishing government stimulus programs. Additionally, recent geopolitical tensions may serve as catalysts to intensify market volatility and uncertainty. Although GDP growth is projected to decelerate in 2024, a greater than 10% rebound in S&P 500 earnings is expected. We believe these 2024 projections may be overly optimistic and are likely to face downward revisions. As of October 27, 2023, the S&P 500 was trading at 17.1x forward earnings, slightly below the 10-year average of 17.5x. It is crucial to acknowledge that most of this decade enjoyed exceptionally low interest rates, contrasting starkly with the present, which may lead to slower growth and reduced stock valuations.

     Given the plethora of risks, our focus is on companies with strong balance sheets and consistent earnings, supporting dividend payments. Historically, dividends have constituted approximately 40% of total stock returns, serving as a safety net during market downturns. In the inflation-ridden 1970s, dividends comprised an astounding 72% of total returns. This underscores the merit of focusing on dividend-paying companies, especially in today’s economic climate. Our investment strategy prioritizes firms led by experienced management teams with a track record of navigating uncertain environments. These companies should possess robust business models, clear competitive advantages, and the ability to generate returns exceeding their capital costs. We remain vigilant and ready to capitalize on opportunities that market volatility may present, aiming to enhance our Fund’s portfolio quality at attractive valuations. We extend our gratitude for your continued trust in the Fund.

Sincerely,

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

The Fund may invest in small and medium sized companies, which involve additional risks. Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities such as limited liquidity and greater volatility. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The fund may invest in REIT’s and Real Estate Securities which involve additional risks related to the real estate industry. The performance of these securities is dependent on the types and locations of the properties owned by the entities issuing the securities and how well the properties are managed.

Earnings growth is not representative of the Fund’s future performance.

Diversification does not assure a profit or protect against loss in a declining market.

Please refer to the schedule of investments in the report for complete fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

The S&P 500 Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. Each Morningstar Category average represents a universe of Funds with similar investment objectives. The Consumer Price Index (seasonally adjusted) represents changes in prices of all goods and services purchased for consumption by urban households. One cannot invest directly in an index.

Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. Each Lipper average represents a universe of funds with similar investment objectives.

Dividend / Indicated Yield: The annual dividends per share divided by the price per share expressed as a percentage.

Gross Domestic Product (GDP): The monetary value of all the finished goods and services produced within a country’s borders in a specific time period.

30-day SEC yield: A standardized yield computed by dividing the net investment income per share earned during the past 30-day period by the share price at the end of the period.

There is no guarantee that distributions will be made.

Must be preceded or accompanied by a prospectus.

The Nicholas Funds are distributed by Quasar Distributors, LLC.

Financial Highlights (NSEIX)
For a share outstanding throughout each period

	Six Months
	Ended
	09/30/2023			Years Ended March 31,
	(unaudited)		2023	2022	2021	2020	2019
NET ASSET VALUE,
BEGINNING OF PERIOD	$19.84		$21.57	$21.75	$15.14	$18.87	$20.50
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net investment income(1)	.22		.40	.36	.36	.36	.40
Net gain (loss) on securities
(realized and unrealized)	(.53)		(1.35)	2.02	7.23	(1.57)	.92
Total from investment
operations	(.31)		(.95)	2.38	7.59	(1.21)	1.32
LESS DISTRIBUTIONS
From net investment income	(.22)		(.38)	(.36)	(.29)	(.28)	(.56)
From net capital gain	(.43)		(.40)	(2.20)	(.69)	(2.24)	(2.39)
Total distributions	(.65)		(.78)	(2.56)	(.98)	(2.52)	(2.95)
NET ASSET VALUE,
END OF PERIOD	$18.88		$19.84	$21.57	$21.75	$15.14	$18.87

TOTAL RETURN	(1.62	)%(2)	(4.31)%	11.23%	51.18%	(8.80)%	7.88%

SUPPLEMENTAL DATA:
Net assets, end of
period (millions)	$421.9		$442.0	$487.4	$459.6	$295.9	$386.8
Ratio of expenses to
average net assets	.71	%(3)	.70%	.70%	.72%	.73%	.73%
Ratio of net investment income
to average net assets	2.20	%(3)	2.00%	1.65%	1.92%	1.88%	2.02%
Portfolio turnover rate	8.32	%(3)	18.75%	18.11%	33.58%	32.04%	36.76%

(1) Computed based on average shares outstanding.

(2) Not annualized.

(3) Annualized.

The accompanying notes to financial statements are an integral part of these highlights.

Top Ten Equity Portfolio Holdings
September 30, 2023 (unaudited)

Percentage
Name	of Net Assets
Microsoft Corporation	2.98%
Chubb Limited	2.17%
TJX Companies Inc	2.14%
Cisco Systems, Inc.	2.11%
JPMorgan Chase & Co.	2.11%
AbbVie, Inc.	2.03%
Unilever PLC Sponsored ADR	2.03%
Medtronic Plc	2.02%
Merck & Co., Inc.	2.00%
Eaton Corp. Plc	1.98%
Total of top ten	21.57%

Sector Diversification (as a percentage of portfolio)
September 30, 2023 (unaudited)

Fund Expenses
For the six month period ended September 30, 2023 (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other operating expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period.

The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	03/31/23	09/30/23	04/01/23 – 09/30/23
Actual	$1,000.00	$983.80	$3.52
Hypothetical	1,000.00	1,021.45	3.59
(5% return before expenses)
* Expenses are equal to the Fund’s six-month annualized expense ratio of 0.71%, multiplied by the average account value over the period, multiplied by 183 then divided by 366 to reflect the one-half year period.

Schedule of Investments
September 30, 2023 (unaudited)

Shares or
Principal
Amount		Value
COMMON STOCKS — 93.06%
	Communication Services – Telecommunication Services — 1.07%
139,500	Verizon Communications Inc.	$4,521,195
	Consumer Discretionary – Consumer Discretionary
	Distribution & Retail — 5.49%
24,800	Home Depot, Inc.	7,493,568
133,945	LKQ Corporation	6,631,617
101,500	TJX Companies Inc	9,021,320
		23,146,505
	Consumer Discretionary – Consumer Durables & Apparel — 0.86%
87,500	M.D.C. Holdings, Inc.	3,607,625
	Consumer Discretionary – Consumer Services — 0.08%
8,646	Cedar Fair, L.P.	319,902
	Consumer Staples – Consumer Staples Distribution & Retail — 2.43%
78,155	Sysco Corporation	5,162,138
46,180	Target Corporation	5,106,123
		10,268,261
	Consumer Staples – Food, Beverage & Tobacco — 4.73%
142,500	Coca-Cola Company	7,977,150
101,500	Mondelez International, Inc. Class A	7,044,100
53,500	Philip Morris International Inc.	4,953,030
		19,974,280
	Consumer Staples – Household & Personal Products — 4.73%
180,430	Kenvue, Inc.	3,623,034
53,500	Procter & Gamble Company	7,803,510
173,000	Unilever PLC Sponsored ADR	8,546,200
		19,972,744
	Energy – Energy — 4.02%
48,000	Chevron Corporation	8,093,760
41,000	ConocoPhillips	4,911,800
119,100	Enterprise Products Partners L.P.	3,259,767
20,183	Williams Companies, Inc.	679,965
		16,945,292
	Financials – Banks — 4.11%
61,500	JPMorgan Chase & Co.	8,918,730
52,800	PNC Financial Services Group, Inc.	6,482,256
58,070	U.S. Bancorp	1,919,794
		17,320,780

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)
September 30, 2023 (unaudited)

Shares or
Principal
Amount		Value
COMMON STOCK — 93.06% (continued)
	Financials – Financial Services — 9.20%
7,950	BlackRock, Inc.	$5,139,596
37,500	CME Group Inc. Class A	7,508,250
50,500	Cohen & Steers, Inc.	3,165,845
136,180	Fidelity National Information Services, Inc.	7,526,669
44,740	Northern Trust Corporation	3,108,535
49,500	Raymond James Financial, Inc.	4,971,285
134,495	Charles Schwab Corp	7,383,776
		38,803,956
	Financials – Insurance — 2.17%
44,000	Chubb Limited	9,159,920
	Health Care – Health Care Equipment & Services — 6.61%
84,500	Abbott Laboratories	8,183,825
90,800	CVS Health Corporation	6,339,656
109,000	Medtronic Plc	8,541,240
39,575	Quest Diagnostics Incorporated	4,822,610
		27,887,331
	Health Care – Pharmaceuticals, Biotechnology
	& Life Sciences — 11.42%
57,500	AbbVie, Inc.	8,570,950
120,000	Astrazeneca PLC Sponsored ADR	8,126,400
202,980	GSK plc Sponsored ADR	7,358,025
49,460	Johnson & Johnson	7,703,395
82,000	Merck & Co., Inc.	8,441,900
250,000	Perrigo Co. Plc	7,987,500
		48,188,170
	Industrials – Capital Goods — 6.69%
39,120	Eaton Corp. Plc	8,343,513
29,500	Honeywell International Inc.	5,449,830
9,500	Illinois Tool Works Inc.	2,187,945
8,490	L3Harris Technologies Inc	1,478,279
44,500	Lincoln Electric Holdings, Inc.	8,089,655
6,500	Lockheed Martin Corporation	2,658,240
		28,207,462
	Industrials – Commercial & Professional Services — 0.35%
40,840	Genpact Limited	1,478,408
	Industrials – Transportation — 1.11%
23,075	Union Pacific Corporation	4,698,762

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)
September 30, 2023 (unaudited)

Shares or
Principal
Amount		Value
COMMON STOCK — 93.06% (continued)
	Information Technology – Semiconductors
	& Semiconductor Equipment — 4.38%
35,160	Analog Devices, Inc.	$6,156,164
7,570	Broadcom Inc.	6,287,491
77,410	Microchip Technology Incorporated	6,041,850
		18,485,505
	Information Technology – Software & Services — 5.30%
46,000	International Business Machines Corporation	6,453,800
39,760	Microsoft Corporation	12,554,220
31,725	Oracle Corporation	3,360,312
		22,368,332
	Information Technology – Technology Hardware & Equipment — 3.60%
165,945	Cisco Systems, Inc.	8,921,203
225,615	Juniper Networks, Inc.	6,269,841
		15,191,044
	Materials – Materials — 5.86%
29,095	Air Products and Chemicals, Inc.	8,245,523
31,500	Avery Dennison Corporation	5,754,105
87,500	Ball Corporation	4,355,750
85,500	DuPont de Nemours, Inc.	6,377,445
		24,732,823
	Real Estate – Equity Real Estate Investment Trusts (REITs) — 4.43%
37,635	American Tower Corporation	6,189,076
10,750	Equinix, Inc.	7,807,295
86,800	W. P. Carey Inc.	4,694,144
		18,690,515
	Utilities – Utilities — 4.42%
119,000	CMS Energy Corporation	6,320,090
118,470	NextEra Energy, Inc.	6,787,146
69,000	WEC Energy Group Inc	5,557,950
		18,665,186
	TOTAL COMMON STOCKS
	(cost $309,942,650)	392,633,998

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)
September 30, 2023 (unaudited)

Shares or
Principal
Amount		Value
SHORT-TERM INVESTMENTS — 7.37%
	Money Market Deposit Account – 1.31%
$5,523,617	U.S. Bank Money Market – 5.27%	$5,523,617
	Money Market Fund – 1.34%
5,639,817	Morgan Stanley Liquidity Funds Government Portfolio
	(Institutional Class), 7-day net yield, 5.264%	5,639,817
	U.S. Government Securities – 4.72%
5,000,000	U.S. Treasury Bill 10/03/2023, 1.777%	4,999,272
5,000,000	U.S. Treasury Bill 10/17/2023, 4.725%	4,989,022
5,000,000	U.S. Treasury Bill 11/02/2023, 5.065%	4,977,209
5,000,000	U.S. Treasury Bill 11/16/2023, 5.175%	4,966,907
		19,932,410
	TOTAL SHORT-TERM INVESTMENTS
	(cost $31,093,968)	31,095,844
	TOTAL INVESTMENTS
	(cost $341,036,618) — 100.43%	423,729,842
	LIABILITIES, NET OF OTHER ASSETS — (0.43)%	(1,809,661)
	TOTAL NET ASSETS
	(basis of percentages disclosed above) — 100%	$421,920,181

The accompanying notes to financial statements are an integral part of this schedule.

Statement of Assets and Liabilities
September 30, 2023 (unaudited)

ASSETS
Investments in securities at value (cost $341,036,618)	$423,729,842
Receivables —
Dividend and interest	778,420
Capital stock subscription	12,800
Total receivables	791,220
Other	19,359
Total assets	424,540,421

LIABILITIES
Payables —
Investment securities purchased	2,321,268
Due to adviser —
Management fee	217,123
Accounting and administration fee	5,858
Total due to adviser	222,981
Capital stock redemption	20,543
Other payables and accrued expense	55,448
Total liabilities	2,620,240
Total net assets	$421,920,181

NET ASSETS CONSIST OF
Paid in capital	$337,375,760
Accumulated distributable earnings	84,544,421
Total net assets	$421,920,181

NET ASSET VALUE PER SHARE ($.0001 par value,
250,000,000 shares authorized), offering price
and redemption price 22,352,437 shares outstanding	$18.88

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations
For the six months ended September 30, 2023 (unaudited)

INCOME
Dividend	$5,665,335
Interest	716,038
Total income	6,381,373

EXPENSES
Management fee	1,341,249
Transfer agent fees	44,062
Administration services	36,197
Accounting and pricing services	25,401
Registration fees	25,100
Audit and tax fees	19,005
Directors’ fees	11,565
Custodian fees	11,044
Insurance	8,191
Printing	7,734
Legal fees	6,189
Postage and mailing	4,620
Other operating expenses	8,189
Total expenses	1,548,546
Net investment income	4,832,827

NET REALIZED GAIN ON INVESTMENTS	2,887,176

CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION
ON INVESTMENTS	(14,587,664)
Net realized and unrealized gain (loss) on investments	(11,700,488)
Net decrease in net assets resulting from operations	$(6,867,661)

The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets
For the six months ended September 30, 2023 (unaudited)
and the year ended March 31, 2023

	Six Months
	Ended
	09/30/2023	Year Ended
	(unaudited)	03/31/2023
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS
Net investment income	$4,832,827	$8,938,090
Net realized gain on investments	2,887,176	9,443,109
Change in net unrealized
appreciation/depreciation on investments	(14,587,664)	(39,980,133)
Net decrease in net assets
resulting from operations	(6,867,661)	(21,598,934)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Investment operations	(14,404,543)	(17,571,701)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares issued
(740,418 and 590,671 shares, respectively)	14,426,232	11,700,043
Reinvestment of distributions
(582,155 and 743,326 shares, respectively)	11,202,898	14,523,067
Cost of shares redeemed
(1,251,395 and 1,648,567 shares, respectively)	(24,458,552)	(32,388,817)
Change in net assets derived
from capital share transactions	1,170,578	(6,165,707)
Total increase (decrease) in net assets	(20,101,626)	(45,336,342)

NET ASSETS
Beginning of period	442,021,807	487,358,149
End of period	$421,920,181	$442,021,807

The accompanying notes to financial statements are an integral part of these statements.

Notes to Financial Statements
September 30, 2023 (unaudited)

These financial statements have been prepared pursuant to reporting rules for interim financial statements. Accordingly, these financial statements do not include all of the information and footnotes required by U.S. generally accepted accounting principles (“U.S.
GAAP”) for annual financial statements. These financial statements should be read in conjunction with the financial statements and financial highlights and notes in the Fund’s
Annual Report on Form N-CSR for the year ended March 31, 2023.
These financial statements have not been audited. Management believes that these financial statements include all adjustments (which, unless otherwise noted, include only normal recurring adjustments) necessary for a fair presentation of the financial results for each period shown.
(1) Summary of Significant Accounting Policies —
Nicholas Equity Income Fund, Inc. (the “Fund”) is organized as a Maryland corporation and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The primary objective of the Fund is to produce reasonable income with moderate long-term growth. The following is a summary of the significant accounting policies of the Fund:
(a) Equity securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation on the securities principal exchange, or if in the absence of any sale on that day, the closing bid price. For securities principally traded on the NASDAQ market, the Fund uses the NASDAQ Official
Closing Price. Investments in shares of open-end mutual funds, including money market funds, are valued at their daily net asset value. Debt securities, excluding short-term investments, are valued at their current evaluated bid price as determined by an independent pricing service, which generates evaluations on the basis of dealer quotes for normal institutional-sized trading units, issuer analysis, bond market activity and various other factors. Short-term investments are valued using evaluated bid prices. Securities for which market quotations may not be readily available are valued at their fair value as determined in good faith by procedures adopted by the Board of Directors. The Board of Directors has
delegated fair value responsibilities to Nicholas Company, Inc., the Fund’s adviser.
The Fund did not maintain any positions in derivative instruments or engage in hedging activities during the period. Investment transactions for financial statement purposes are recorded on trade date.
In accordance with Accounting Standards Codification (“ASC”) 820-10, “Fair Value
Measurement” (“ASC 820-10”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820-10 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or

Notes to Financial Statements (continued)
September 30, 2023 (unaudited)

unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
Level 1 – quoted prices in active markets for identical investments
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, benchmark yields, bids, offers, transactions, spreads and other relationships observed in the markets among market securities, underlying equity of the issuer, proprietary pricing models, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used as of September 30, 2023 in valuing the Fund’s investments carried at value:

Investments
Valuation Inputs	in Securities
Level 1 —
Common Stocks(1)	$392,633,998
Money Market Deposit Account	5,523,617
Money Market Fund	5,639,817
Level 2 —
U.S. Government Securities	19,932,410
Level 3 —
None	—
Total	$423,729,842
(1) See Schedule of Investments for further detail by industry.

The Fund did not hold any Level 3 investments during the year.
(b)	Net realized gain (loss) on portfolio securities was computed on the basis of specific identification.
(c)	Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis. Non-cash dividends, if any, are recorded at value on date of distribution. Generally, discounts and premiums on long-term debt security purchases, if any, are amortized over the expected lives of the respective securities using the effective yield method.

Notes to Financial Statements (continued)
September 30, 2023 (unaudited)

(d)	Provision has not been made for federal income taxes or excise taxes since the
Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment income and net realized capital gains on sales of investments to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.
(e)	Dividends and distributions paid to shareholders are recorded on the ex-dividend date. Distributions from net investment income are generally declared and paid at least quarterly. Distributions of net realized capital gain, if any, are declared and paid at least annually.
The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for financial reporting purposes. Financial reporting records are adjusted for permanent book-to-tax differences to reflect tax character. These reclassifications have no effect on net assets or net asset value per share.
The tax character of distributions paid during the six months ended September 30,
2023 and the year ended March 31, 2023 was as follows:

	09/30/2023	03/31/2023
Distributions paid from:
Ordinary income	$4,921,930	$8,485,907
Long-term capital gain	9,482,613	9,085,794
Total distributions paid	$14,404,543	$17,571,701

The following information for the Fund is presented on an income tax basis as of
March 31, 2023.

Investment cost for federal tax purposes	$342,807,812
Unrealized appreciation	$110,714,942
Unrealized depreciation	(12,054,605)
Net unrealized appreciation	$98,660,337

The difference between financial statement and tax-basis cost is attributable primarily to holdings in partnership interests.
The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of September 30, 2023. Also, the Fund recognized no interest and penalties related to uncertain tax benefits during the period ended
September 30, 2023. At September 30, 2023, the fiscal years 2020 through 2023 remain open to examination in the Fund’s major tax jurisdictions.
(f)	The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the
Financial Accounting Standards Board (“FASB”) ASC 946, “Financial Services –
Investment Companies.” U.S. GAAP guidance requires management to make estimates and assumptions that effect the amounts reported in the financial statements and accompanying notes. Actual results could differ from estimates.

Notes to Financial Statements (continued)
September 30, 2023 (unaudited)

(g) In the normal course of business the Fund enters into contracts that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.
(h) In connection with the preparation of the Fund’s financial statements, management evaluated subsequent events after the date of the Statement of Assets and
Liabilities of September 30, 2023. There have been no material subsequent events since September 30, 2023, that would require adjustment to or additional disclosure in these financial statements.
(2)	Related Parties —
(a) Investment Adviser and Management Agreement —
The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) (the “Adviser”) to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is paid to the Adviser based on an annualized fee of 0.70% of the average net asset value up to and including $50 million and 0.60% of the average net asset value in excess of $50 million.
The Adviser may be paid for accounting and administration services rendered by its personnel, subject to the following guidelines: (i) up to five basis points, on an annual basis, of the average net asset value of the Fund up to and including
$2 billion and up to three basis points, on an annual basis, of the average net asset value of the Fund greater than $2 billion, based on the average net asset value of the Fund as determined by valuations made at the close of each business day of each month, and (ii) where the preceding calculation results in an annual payment of less than $50,000, the Adviser, in its discretion, may charge the Fund up to
$50,000 for such services.
(b) Legal Counsel —
A director of the Adviser is affiliated with a law firm that provides services to the
Fund. The Fund incurred expenses of $3,356 for the period ended September 30,
2023 for legal services rendered by this law firm.
(3)	Investment Transactions —
For the period ended September 30, 2023, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, aggregated
$17,017,250 and $27,122,859, respectively.

Historical Record
(unaudited)

		Net
		Investment				Dollar	Growth of
	Net	Income		Capital Gain		Weighted	an Initial
	Asset Value	Distributions		Distributions		Price/Earnings	$10,000
	Per Share	Per Share(2)		Per Share(2)		Ratio(3)	Investment(4)
November 23, 1993(1)	$10.00	$—		$—		—	$10,000
March 31, 1994	10.04	0.0133		—		14.4 times	10,053
March 31, 1995	10.56	0.2810		—		14.6	10,871
March 31, 1996	12.35	0.3370		—		16.8	13,111
March 31, 1997	12.27	0.4527		0.5483		15.9	14,138
March 31, 1998	14.35	0.5014		0.6586		23.0	18,072
March 31, 1999	12.32	0.4843		0.3278		22.0	16,509
March 31, 2000	11.10	0.4447		0.2392		20.6	15,816
March 31, 2001	11.20	0.1980		—		21.0	16,250
March 31, 2002	12.66	0.1697		—		22.4	18,642
March 31, 2003	9.02	0.1920		—		15.6	13,531
March 31, 2004	12.45	0.1486		—		16.1	18,933
March 31, 2005	13.58	0.2120		—		21.0	20,995
March 31, 2006	13.66	0.3843		0.4259		16.8	22,456
March 31, 2007	15.98	0.3663		0.2138		17.0	27,307
March 31, 2008	12.59	0.3377		2.0340		18.2	25,247
March 31, 2009	8.64	0.4188		—		11.6	17,989
March 31, 2010	13.64	0.3167		—		17.7	29,211
March 31, 2011	15.98	0.3017		0.0041		19.4	34,949
March 31, 2012	15.61	0.4843		0.5318		18.5	36,470
March 31, 2013	17.93	0.4658		0.3584		22.3	44,139
March 31, 2014	19.68	0.4076		0.8054		19.1	51,554
March 31, 2015	20.99	0.4294		0.7468		22.4	58,325
March 31, 2016	18.65	0.4226		0.8980		15.4	55,455
March 31, 2017	20.70	0.3615		0.3955		18.6	64,090
March 31, 2018	20.50	0.5324		0.8782		19.1	67,893
March 31, 2019	18.87	0.5634		2.3904		17.6	73,247
March 31, 2020	15.14	0.2772		2.2405		16.3	66,803
March 31, 2021	21.75	0.2839		0.6929		23.7	100,994
March 31, 2022	21.57	0.3630		2.1970		19.3	112,341
March 31, 2023	19.84	0.3760		0.4038		17.8	107,502
September 30, 2023	18.88	0.2211	(a)	0.4264	(b)	17.4	105,756

(1)	Date of Initial Public Offering.
(2)	Rounded.
(3)	Based on latest 12 months accomplished earnings.
(4)	Assuming reinvestment of all distributions.

(a)	Paid $0.1125 on May 10, 2023 to shareholders of record on May 9, 2023. Paid $0.1086 on August 2, 2023 to shareholders of record on August 1, 2023.
(b)	Paid $0.4264 on May 10, 2023 to shareholders of record on May 9, 2023.

Approval of Investment Advisory Contract
(unaudited)

In May 2023, the Board of Directors of the Fund renewed the one-year term of the Investment Advisory Agreement by and between the Fund and the Adviser through May 2024. In connection with the renewal of the Investment Advisory Agreement, no changes to the amount or manner of calculation of the management fee or the terms of the agreement were proposed by the Adviser or adopted by the Board. For the annual period ended March 31, 2023, the management fee was 0.61% and the Fund’s total expense ratio (including the management fee) was 0.70%. In renewing the Investment Advisory Agreement, the Board carefully considered the following factors on an absolute basis and relative to the Fund’s peer group (i) the Fund’s expense ratio, which was low compared to the overall peer group; (ii) the Fund’s performance on a short-term and long-term basis; (iii) the Fund’s management fee; (iv) the range and quality of the services offered by the Adviser. The peer group fund data included mid-, large- and small-cap blend and value focused funds with similar asset sizes and a prospectus objective of equity income. In terms of the peer group data used for performance comparisons, the Fund was ranked 10th, 15th, 8th and 13th out of 22 funds for the one-, three-, five- and ten-year periods ending March 31, 2023. The Fund had the third lowest expense ratio among its peer group. The Board also reviewed the twelve-month yield and Fund’s risk/return profile as measured by standard deviation and the Fund’s Morningstar rankings.

The Board considered the range of services to be provided by the Adviser to the Fund under the Advisory Agreement. The Board concluded that the nature, extent, and quality of the services to be provided were consistent with the terms of the Advisory Agreement and the needs of the Fund, and that the services provided were of a high quality.

The Board considered the investment performance of the Fund and the Adviser. Among other things, the Board noted its consideration of the Fund’s performance relative to peer funds. The Board reviewed the actual relative short-term and long-term performance of the Fund. The Board agreed that the Fund demonstrated strong long-term performance relative to benchmarks and its peers. The Board also discussed the extent to which economies of scale would be realized, and whether such economies were reflected in the Fund’s fee levels and concluded that the Adviser had been instrumental in holding down Fund costs, citing consistently low fees relative to comparable funds.

The Board considered the cost of services provided by the Adviser. The Board also considered the profits realized by the Adviser in connection with the management and distribution of the Fund, as expressed by the Adviser’s management in general terms. The Board expressed the opinion that given the Board’s focus on performance and maintaining a low fee structure that the Adviser’s profits were not relevant.

The Board determined that the Adviser had fully and adequately carried out the terms and conditions of its contract with the Fund. The Board expressed satisfaction with the Fund’s performance, management’s control of expenses and the rate of the management fee for the Fund and the overall level of services provided to the Fund by the Adviser.

Liquidity Risk Management Program
(unaudited)

The Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage the Fund’s liquidity risk, i.e., the risk that the Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Directors of the Fund has designated Nicholas Company, Inc., the Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Directors.

At a meeting of the Board of Directors on February 10, 2023, Nicholas Company, Inc. provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; and (2) an assessment of the methodologies used to classify investments into one of four liquidity categories. The report concluded that the Program was reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

Information on Proxy Voting
(unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling 800-544-6547 or 414-276-0535. It also appears in the Fund’s Statement of Additional Information, which can be found on the SEC’s website, www.sec.gov. A record of how the Fund voted its proxies for the most recent twelve-month period ended June 30, also is available on the Fund’s website, www.nicholasfunds.com, and the SEC’s website, www.sec.gov.

Quarterly Portfolio Schedule
(unaudited)

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Privacy Policy
(unaudited)

     Nicholas Equity Income Fund, Inc. respects each shareholder’s right to privacy. We are committed to safeguarding the information that you provide us to maintain and execute transactions on your behalf.

We collect the following non-public personal information about you:

*

Information we receive from you on applications or other forms, whether we receive the form in writing or electronically. This includes, but is not limited to, your name, address, phone number, tax identification number, date of birth, beneficiary information and investment selection.

*

Information about your transactions with us and account history with us. This includes, but is not limited to, your account number, balances and cost basis information. This also includes transaction requests made through our transfer agent.

*	Other general information that we may obtain about you such as demographic information.

WE DO NOT SELL ANY NON-PUBLIC PERSONAL INFORMATION ABOUT CURRENT OR FORMER SHAREHOLDERS.

INFORMATION SHARED WITH OUR TRANSFER AGENT, A THIRD PARTY COMPANY, ALSO IS NOT SOLD.

     We may share, only as permitted by law, non-public personal information about you with third party companies. Listed below are some examples of third parties to whom we may disclose non-public personal information. While these examples do not cover every circumstance permitted by law, we hope they help you understand how your information may be shared.

We may share non-public personal information about you:

*

With companies who work for us to service your accounts or to process transactions that you may request. This would include, but is not limited to, our transfer agent to process your transactions, mailing houses to send you required reports and correspondence regarding the Fund and its Adviser, the Nicholas Company, Inc., and our dividend disbursing agent to process fund dividend checks.

*	With a party representing you, with your consent, such as your broker or lawyer.
*	When required by law, such as in response to a subpoena or other legal process.

     The Fund and its Adviser maintain policies and procedures to safeguard your non-public personal information. Access is restricted to employees who the Adviser determines need the information in order to perform their job duties. To guard your non-public personal information we maintain physical, electronic, and procedural safeguards that comply with federal standards.

     In the event that you hold shares of the Fund with a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Automatic Investment Plan — An Update
(unaudited)

The Nicholas Family of Funds’ Automatic Investment Plan provides a simple method to dollar cost average into the fund(s) of your choice.

Dollar cost averaging involves making equal systematic investments over an extended time period. A fixed dollar investment will purchase more shares when the market is low and fewer shares when the market is high. The automatic investment plan is an excellent way for you to become a disciplined investor.

The following table illustrates what dollar cost averaging can achieve. Please note that past performance is no guarantee of future results. Nicholas Company recommends dollar cost averaging as a practical investment method. It should be consistently applied for long periods so that investments are made through several market cycles.

	Nicholas Equity Income Fund
$1,000 initial investment on	11/23/1993	09/30/2013
Number of years investing $100 each month
following the date of initial investment	29.9	10
Total cash invested	$36,900	$13,000
Total dividend and capital gain
distributions reinvested	$171,573	$7,802
Total full shares owned at 09/30/2023	13,272	1,059
Total market value at 09/30/2023	$250,576	$19,998

The results above assume purchase on the last day of the month. The Nicholas Automatic Investment Plan actually invests on the date specified by the investor. Total market value includes reinvestment of all distributions.

*	Date of Initial Public Offering.

Nicholas Funds Services Offered
(unaudited)

•	IRAs
	• Traditional	• SIMPLE
	• Roth	• SEP
•	Coverdell Education Accounts
•	Automatic Investment Plan
•	Direct Deposit of Dividend and Capital Gain Distributions
•	Systematic Withdrawal Plan
•	Monthly Automatic Exchange between Funds
•	Telephone Purchase and Redemption
•	Telephone Exchange
•	24-hour Automated Account Information (800-544-6547)
•	24-hour Internet Account Access (www.nicholasfunds.com)

Please call a shareholder representative for further information on the above services or with any other questions you may have regarding the Nicholas Funds (800-544-6547).

Directors and Officers
DAVID O. NICHOLAS, President and Director

JOHN A. HAUSER, Director

DAVID P. PELISEK, Director

JULIE M. VAN CLEAVE, Director

JENNIFER R. KLOEHN, Senior Vice President,
Treasurer and Chief Compliance Officer

LAWRENCE J. PAVELEC, Senior Vice President and Secretary

MICHAEL L. SHELTON, Senior Vice President

Investment Adviser
NICHOLAS COMPANY, INC.
Milwaukee, Wisconsin
www.nicholasfunds.com
414-276-0535 or 800-544-6547

Accountant
Dividend Disbursing Agent
Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
Milwaukee, Wisconsin
414-276-0535 or 800-544-6547

Distributor
QUASAR DISTRIBUTORS, LLC
Milwaukee, Wisconsin

Custodian
U.S. BANK N.A.
Milwaukee, Wisconsin

Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
Milwaukee, Wisconsin

Counsel
MICHAEL BEST & FRIEDRICH LLP
Milwaukee, Wisconsin

This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

Applicable only to annual reports.

Item 3. Audit Committee Financial Expert.

Applicable only to annual reports.

Item 4. Principal Accountant Fees and Services.

Applicable only to annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Applicable only to closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Fund’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal controls over financial reporting (as defined inRule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Applicable only to closed-end funds.

Item 13. Exhibits.

(a)(1) Sarbanes-Oxley Code of Ethics for Principal Executive and Senior Financial Officers (that is the subject of the disclosure required by Item 2).

Applicable only to annual reports.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, attached hereto as EX-99.CERT.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more person. Applicable only to closed-end funds.

(a)(4) Change in the registrant’s independent public accountant.

Not applicable to this filing.

(b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, attached hereto as EX-99.906 CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas Equity Income Fund, Inc.

By: /s/ David O. Nicholas
Name: David O. Nicholas
Title: Principal Executive Officer

Date: November 29, 2023

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ David O. Nicholas
Name: David O. Nicholas
Title: Principal Executive Officer
Date: November 29, 2023

By: /s/ Jennifer R. Kloehn
Name: Jennifer R. Kloehn
Title: Principal Financial Officer
Date: November 29, 2023